SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|x|    Preliminary Proxy Statement         |_|   Confidential, for Use of the
|_|    Definitive Proxy Statement                Commission only (as permitted
|_|    Definitive Additional Materials           by Rule 14a-6(e)(2))
|_|    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         TSI INTERNATIONAL SOFTWARE LTD.
                (Name of Registrant as Specified In Its Charter)
    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|x|   No fee required.
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)    Title of each class of securities to which transaction applies:


      --------------------------------------------------------------------------

2)    Aggregate number of securities to which transaction applies:


      --------------------------------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


      --------------------------------------------------------------------------

4)    Proposed maximum aggregate value of transaction:


      --------------------------------------------------------------------------

5)    Total fee paid:


      --------------------------------------------------------------------------

|_|   Fee paid previously with preliminary materials.


      --------------------------------------------------------------------------

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)    Amount Previously Paid:


      --------------------------------------------------------------------------

2)    Form, Schedule or Registration Statement No.:


      --------------------------------------------------------------------------

3)    Filing Party:


      --------------------------------------------------------------------------

4)    Date Filed:


      --------------------------------------------------------------------------

                       [LOGO OF TSI SOFTWARE APPEARS HERE]

                                                   March 3, 2000

To Our Stockholders:

      You are cordially invited to attend a Special Meeting of Stockholders of TSI International Software Ltd. to be held at the Company's corporate headquarters located at 45 Danbury Road, Wilton, Connecticut, on Thursday, March 30, 2000, at 9:30 a.m., Eastern Time.

      At the Special Meeting you are being asked to consider and vote upon a change in the corporate name to Mercator Software, Inc.

      Please use this opportunity to take part in the Company's affairs by voting on the business to come before this meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE PRIOR TO THE MEETING SO THAT YOUR SHARES WILL BE REPRESENTED AT THE MEETING. Returning the proxy does not deprive you of your right to attend the meeting and to vote your shares in person.

      We hope to see you at the meeting.

                                           Sincerely,


                                           Constance F. Galley
                                           President and Chief Executive Officer

                         TSI INTERNATIONAL SOFTWARE LTD.
                                 45 DANBURY ROAD
                            WILTON, CONNECTICUT 06897

                                ----------------

                   NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS

                                ----------------

To Our Stockholders:

      NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of TSI International Software Ltd. (the "Company") will be held at the Company's corporate headquarters located at 45 Danbury Road, Wilton, Connecticut, on Thursday, March 30, 2000, at 9:30 a.m., Eastern Time.

            At the meeting, you will be asked to consider and vote upon the following matter:

      1. A proposal to approve an amendment to the Company's Certificate of Incorporation to change the name of the Company to Mercator Software, Inc.

      2. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

      The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only stockholders of record at the close of business on February 23, 2000 are entitled to notice of and to vote at the meeting or any adjournment or postponement thereof.

                                       By Order of the Board of Directors


                                       Ira A. Gerard Vice President, Finance and
                                       Administration, Chief Financial Officer,
                                       Treasurer and Secretary

Wilton, Connecticut
March 3, 2000

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES WILL BE REPRESENTED AT THE MEETING.

                         TSI INTERNATIONAL SOFTWARE LTD.
                                 45 DANBURY ROAD
                            WILTON, CONNECTICUT 06897

                                -----------------

                                 PROXY STATEMENT

                         SPECIAL MEETING OF STOCKHOLDERS

                                -----------------

                                  March 3, 2000

      The accompanying proxy is solicited on behalf of the Board of Directors (the "Board") of TSI International Software Ltd., a Delaware corporation (the "Company" or "TSI Software"), for use at the Special Meeting of Stockholders of the Company to be held at the Company's corporate headquarters located at 45 Danbury Road, Wilton, Connecticut, on Thursday, March 30, 2000, at 9:30 a.m., Eastern Time (the "Meeting"). This Proxy Statement and the accompanying form of proxy were first mailed to stockholders on or about March 3, 2000.

                    VOTING RIGHTS AND SOLICITATION OF PROXIES

Record Date; Quorum

      Only holders of record of the Company's Common Stock at the close of business on February 23, 2000 (the "Record Date") will be entitled to vote at the Meeting. A majority of the shares outstanding on the Record Date will constitute a quorum for the transaction of business at the Meeting. At the close of business on the Record Date, the Company had ______________ shares of Common Stock outstanding and entitled to vote.

Voting Rights; Required Vote

      Holders of the Company's Common Stock are entitled to one vote for each share held as of the Record Date. Shares of Common Stock may not be voted cumulatively. In the event that a broker, bank, custodian, nominee or other record holder of TSI Software Common Stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular matter (a "broker non-vote"), then those shares will not be considered present and entitled to vote with respect to that matter, although they will be counted in determining whether or not a quorum is present at the Meeting.

      Proposal No. 1 requires the affirmative vote of a majority of the shares of Common Stock outstanding on the Record Date. All votes will be tabulated by the inspector of elections appointed for the Meeting who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Voting Of Proxies

      The proxy accompanying this Proxy Statement is solicited on behalf of the Board for use at the Meeting. Stockholders are requested to complete, date and sign the accompanying proxy card and promptly return it in the enclosed envelope or otherwise mail it to TSI Software. All signed, returned proxies that are not revoked will be voted in accordance with the instructions contained therein; however, returned signed proxies that give no instructions as to how they should be voted on a particular proposal at the Meeting will be counted as votes "for" such proposal.

      In the event that sufficient votes in favor of the proposals are not received by the date of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies. Any such adjournment would require the affirmative vote of the majority of the shares present in person or represented by proxy at the Meeting.

      The expenses of soliciting proxies to be voted at the Meeting will be paid by the Company. Following the original mailing of the proxies and other soliciting materials, the Company will request that brokers, custodians, nominees and other record holders of the Company's Common Stock forward copies of the proxy and other soliciting materials to persons for whom they hold shares of Common Stock and request authority for the exercise of proxies. In such cases, the Company, upon the request of the record holders, will reimburse such holders for their reasonable expenses. The original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers and employees of the Company.

Revocability Of Proxies

      Any person signing a proxy in the form accompanying this Proxy Statement has the power to revoke it prior to the Meeting or at the Meeting prior to the vote pursuant to the proxy. A proxy may be revoked by a writing delivered to the Company stating that the proxy is revoked, by a subsequent proxy that is signed by the person who signed the earlier proxy and is presented at the Meeting, or by attendance at the Meeting and voting in person. Please note, however, that if a stockholder's shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the Meeting, the stockholder must bring to the Meeting a letter from the broker, bank or other nominee confirming that stockholder's beneficial ownership of the shares and that such broker, bank or other nominee is not voting such shares.

     PROPOSAL NO. 1 -- APPROVAL OF AMENDMENT TO THE COMPANY'S CERTIFICATE OF
               INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO
                             MERCATOR SOFTWARE, INC.

      Stockholders are being asked to approve an amendment to the Company's Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation"), changing its name to Mercator Software, Inc., to reflect the expanded presence of the Company in the e-business integration market. While the Board believes that the name TSI International Software Ltd. has had a positive impact on how the Company is being received by the investing public, the Board believes that in the long term the Company will be better served doing business under the name Mercator Software, Inc.

      The Mercator Software brand name is widely recognized in the markets served by the Company and has become synonymous with the Company itself. The name Mercator Software, Inc. continues to demonstrate to the investing public that the Company is committed to its current strategy to expand its position in the e-business integration market. The value of the Mercator Software brand name is strong, having established itself as a powerful and well accepted software technology in the e-business transformation industry. By changing its name to Mercator Software, Inc. the Company will be able to leverage the attributes of the established Mercator Software brand name on a Company level. The Board feels that it is in the best interest of the Company to amend its Certificate of Incorporation to change the name of the Company to Mercator Software, Inc.

      If the Stockholders approve the amendment to the Company's Certificate of Incorporation, the Company will file a Certificate of Amendment of its Certificate of Incorporation with the Secretary of State of the State of Delaware reflecting the name change.

                                  REQUIRED VOTE

      The affirmative vote of holders of a majority of the shares entitled to vote at the Meeting is required to approve the proposed amendment to the Certificate of Incorporation to effect the Company's name change.

         THE BOARD RECOMMENDS A VOTE FOR THE AMENDMENT OF THE COMPANY'S
        CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO
                             MERCATOR SOFTWARE, INC.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of TSI Software Common Stock as of February 23, 2000 by:
(i) each stockholder known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock; (ii) each director and nominee; (iii) the Company's current Chief Executive Officer and each of the Company's four other most highly compensated executive officers; and (iv) all directors and executive officers as a group.

                                                    Amount and Nature of       Percent of Outstanding
Name of Beneficial Owner                            Beneficial Ownership(1)         Common Stock(1)
------------------------                            -----------------------         ---------------
Chilton Investment Partners(2)                           2,305,000                        8.1%
Scudder Kemper Investments, Inc. (3)                     2,154,600                        7.7%
Ernest E. Keet                                           1,298,354                        4.6%
        Vanguard Atlantic Ltd. (4)
Constance F. Galley (5)                                  1,004,468                        3.6%
Richard Little (6)                                         873,028                        3.1%
Saydean Zeldin (7)                                         447,000                        1.6%
Ira A. Gerard (8)                                          306,408                        1.1%
Eric A. Amster (9)                                         168,844                          *
James P. Schadt                                             36,500                          *
Dennis G. Sisco                                             27,500                          *
Patricia T. Boggs (10)                                      20,908                          *
All executive officers and directors as a group
    (14 persons) (11)                                    4,396,486                       15.6%

----------------------------------------------
*     Less than 1%

(1) Based upon a total of (i) 28,152,413 shares of Common Stock outstanding as of the record date, and (ii) shares of common stock issuable pursuant to options held by the respective person or group which may be exercised within 60 days of the record date. Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Shares of Common Stock subject to options that are currently exercisable or exercisable within 60 days of February 23, 2000 are deemed to be outstanding and to be beneficially owned by the person holding such options for the purpose of computing the percentage ownership of such person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2) Based upon information received from the Nasdaq web site on February 11, 2000.

(3) Based upon a Schedule 13G dated January 28, 2000. The shares include 1,232,600 shares in which Scudder Kemper Investments, Inc. ("Scudder") has sole power to vote or to direct the vote and 274,600 shares in which Scudder has shared power to vote or to direct the vote. The address of Scudder is 345 Park Avenue, New York, NY 10154.

(4) Includes 1,104,768 shares of Common Stock held of record by Vanguard Atlantic Ltd. ("Vanguard"), 50,000 shares of Common Stock held of record by the Ernest E. & Nancy R. Keet Foundation and 121,086 shares of Common Stock held of record by Mr. Keet. Mr. Keet, a director of the Company, is the President of Vanguard and may be deemed to beneficially own the shares owned by such entity. Mr. Keet disclaims beneficial ownership of the shares held by Vanguard and by the Ernest E. & Nancy R. Keet Foundation except to the extent of his indirect pecuniary interest therein. The address of Vanguard is 304 Main Avenue, Suite 290, Norwalk, Connecticut 06851 and the address of Mr. Keet is 619 Marina Boulevard, San Francisco, CA 94123.

(5) Includes 10,000 shares of Common Stock subject to options exercisable within 60 days of February 23, 2000, and 50,010 shares of Common Stock issuable upon exercise of Warrants. Also includes 11,900 shares of Common Stock owned by Ms. Galley's husband, Richard Galley. Ms. Galley disclaims beneficial ownership of shares owned by Mr. Galley. *

(6) Includes 7,500 shares of Common Stock subject to options exercisable within 60 days of February 23, 2000. Also includes 336,794 shares of Common Stock held of record by the Fiscal Services International as Nominee for Richard Little ("FSI Nominee"), and 528,734 held of record by Fiscal Services International as Trustees of the Little No. 1 Trust ("FSI Trustee"). Mr. Little disclaims beneficial ownership of the shares held by FSI Nominee and FSI Trustee except to the extent of his indirect pecuniary interest therein. *

(7) Includes 12,500 shares of Common Stock subject to options exercisable within 60 days of February 23, 2000. Also includes 18,000 shares of Common Stock, 225,500 vested options, 7,500 shares of Common Stock subject to options exercisable within 60 days of February 23, 2000 and 12,000 warrants all of which are held by Ms. Zeldin's husband, Edward Watson. Ms. Zeldin disclaims beneficial ownership of the shares and options held by Mr. Watson. *

(8) Includes 7,500 shares of Common Stock subject to options exercisable within 60 days of February 23, 2000.*

(9) Includes 7,500 shares of Common Stock subject to options exercisable within 60 days of February 23, 2000.*

(10) Includes 5,000 shares of Common Stock subject to options exercisable within 60 days of February 23, 2000.*

(11) Includes an aggregate of 4,396,486 shares of Common Stock subject to options currently exercisable or exercisable within 60 days of February 23, 2000, and 62,010 shares of Common Stock issuable upon exercise of Warrants, including the options and Warrants described in footnotes (5) through (7).

* Address of record is c/o TSI International Software Ltd., 45 Danbury Road, Wilton, CT 06897.

                                 OTHER BUSINESS

      The Board does not presently intend to bring any other business before the Meeting, and, so far as is known to the Board, no matters are to be brought before the Meeting except as specified in the notice of the Meeting. As to any business that may properly come before the Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

      WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES WILL BE REPRESENTED AT THE MEETING.

                             SOLICITATION OF PROXIES

      This solicitation is being made by mail and on behalf of the Board, but may also be made without remuneration by officers or employees of the Company by telephone, telegraph, facsimile transmission or personal interview. The expense of the preparation, printing and mailing of the enclosed form of Proxy, Notice of Special Meeting and Proxy Statement and any additional materials relating to the Meeting which may be furnished to Stockholders by the Board subsequent to the furnishing of this Proxy Statement has been or will be borne by the Company. The Company will reimburse banks and brokers who hold shares in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the Proxy materials to those persons for whom they hold such shares. To obtain the necessary representation of Stockholders at the Meeting, supplementary solicitations may be made by mail, telephone or interview by officers of the Company or selected securities dealers. It is anticipated that the cost of such supplementary solicitations, if any, will not be material.

                                  ANNUAL REPORT

      The Annual Report of the Company for the 1998 fiscal year was mailed to Stockholders in conjunction with the Company's Annual Meeting of Stockholders held on March 26, 1999. The COMPANY WILL, UPON WRITTEN REQUEST AND WITHOUT CHARGE, PROVIDE TO ANY PERSON SOLICITED HEREUNDER A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1998, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. Requests should be addressed to the Corporate Secretary, TSI Software, 45 Danbury Road, Wilton, Connecticut 06897.

      IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY, THEREFORE, STOCKHOLDERS, WHETHER OR NOT THEY EXPECT TO ATTEND THE MEETING IN PERSON, ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY BY MAIL. NO ENVELOPE OR POSTAGE IS NECESSARY. BY RETURNING YOUR PROXY PROMPTLY, YOU CAN HELP THE COMPANY AVOID THE EXPENSE OF FOLLOW-UP MAILING AND ENSURE A QUORUM SO THAT THE MEETING CAN BE HELD. STOCKHOLDERS WHO ATTEND THE MEETING MAY REVOKE A PRIOR PROXY AND VOTE THEIR PROXY IN PERSON AS SET FORTH IN THIS PROXY STATEMENT.

                                           By Order of the Board of Directors


                                           Constance F. Galley
                                           President and Chief Executive Officer

Wilton, Connecticut
March 3, 2000